UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 5, 2007
(Date of Earliest Event Reported)

Cyber Defense Systems, Inc.
(Exact name of Registrant as specified in its charter)

Florida	333-46224	45-0508387
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10901 Roosevelt Blvd., Suite 100-D, St. Petersburg, Florida 33716
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 577-0873

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS AGREEMENT.

Advance Under Credit Line

William Robinson, Cyber Defense Systems, Inc’s (the “Company”), CEO advanced the Company $300,000 pursuant to the Line of Credit dated March 31, 2006. The Company agreed to repay the $300,000, plus a 10% lending facility fee and interest at 12% per annum. The note is convertible into common stock at $.30 per share at the lender’s option. The proceeds of the loan were utilized to repay royalty amounts due under the Techsphere license agreement. The Company received a deferral on the $1,000,000 annual license fee due to 21st Century Airships.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NUMBER         DESCRIPTION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBER DEFENSE SYSTEMS, INC.

By: /s/ Billy Robinson
Billy Robinson Chief Executive Officer Dated: April 5, 2007